Exhibit 99.1

Cole Real Estate Investments 2325 E. Camelback Road, Suite 1100 Phoenix, Arizona 85016

FOR IMMEDIATE RELEASE

Cole Credit Property Trust III, Inc. Completes Acquisition of Cole Holdings Corporation

Expected to List on NYSE in June 2013

PHOENIX, AZ – April 5, 2013 – Cole Credit Property Trust III, Inc. (“CCPT III”) today announced the closing of its previously announced acquisition of Cole Holdings Corporation (“Cole Holdings”), a full-scale real estate investment management firm that currently manages over $12 billion of real estate assets for over 160,000 individual investors represented by more than 13,000 financial advisors. CCPT III will pursue a listing on the New York Stock Exchange (“NYSE”), which is expected to occur in June 2013.

Upon a successful listing on the NYSE, CCPT III will be the 2nd largest publicly-traded REIT in the net-lease sector. Cole Holdings provides CCPT III with a proven management team and a full-scale real estate investment management platform with over 350 employees, as well as a portfolio of more than 2,000 properties with over 76 million square feet of corporate real estate under management. Upon a listing on the NYSE, CCPT III will be well positioned to achieve inclusion in a variety of indices over time, such as the Russell 1000, Russell Midcap and MSCI U.S. REIT Indices.

Leonard Wood, chairman of the special committee of the CCPT III board of directors, said, “We are pleased to complete the acquisition of Cole Holdings, which provides our stockholders with additional growth potential and increased access to capital. We expect to drive additional value for stockholders by leveraging the accretive benefits associated with self-management – by the same real estate management platform that has acquired and managed the industry-leading real estate assets of CCPT III since its inception. We look forward to further enhancing value for our stockholders as a publicly-traded company following our anticipated NYSE listing in June.”

Christopher Cole, founder and executive chairman of Cole Holdings, stated, “This is a major milestone in the history of Cole Holdings and CCPT III. The transaction positions us to realize our vision of creating a world-class real estate platform and providing investors the benefits of owning high-quality, income-producing real estate leased long term to credit-worthy corporations. We look forward to becoming one of the largest publicly-traded REITs in the net-lease sector and to providing enhanced dividend expansion and significant growth potential to our stockholders.”

Marc Nemer, president and chief executive officer of Cole Holdings, stated, “We are excited to begin delivering on the substantial growth potential and income generation that this combination offers to all CCPT III stockholders. We believe this transaction provides recognition of the value proposition of the non-listed REIT industry and we look forward to capitalizing on the significant opportunities it will deliver to investors for generations to come.”

Cole Real Estate Investments 2325 E. Camelback Road, Suite 1100 Phoenix, Arizona 85016

The combination will provide important benefits to CCPT III stockholders, including:

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Proven Real Estate Management Platform: Cole Holdings provides CCPT III with a leading real estate investment management platform that features both traditional and fee-based real estate investment products. Since its founding in 1979, Cole Holdings has built a proven, integrated management team with in-house capabilities in key areas of asset management, acquisitions, leasing, financing, capital markets, client service and stockholder operations. As one of the most successful firms in terms of distributing real estate investment solutions to retail investors, Cole Holdings is an attractive growth business of substantial size comparable to many of the leading real estate and alternative investment managers. The third-party investment management business offers attractive earnings and capital appreciation potential.

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Management Continuity: CCPT III will continue to benefit from the knowledge and operational efficiencies resulting from seamless integration of the same real estate management platform that has acquired and managed the real estate assets of CCPT III since its inception.

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Accretive Transaction Providing an Increased Dividend: With a market-leading, diverse asset portfolio and strengthened FFO, CCPT III is well positioned to deliver enhanced dividend growth, supported, in part, by the expected accretion and anticipated cash flow growth resulting from the acquisition of an institutional-quality investment management business, which will generate revenue by managing other real estate vehicles. In addition, CCPT III’s board of directors has authorized an increase in the company’s dividend rate from an annualized rate of $0.65 per share to an annualized rate of $0.70 per share effective upon the closing of the transaction.

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Liquidity: Assuming listing on the NYSE as planned, stockholders will have even greater access to liquidity with the flexibility to sell or retain shares based on public market value. For CCPT III stockholders, this represents the opportunity to achieve a liquidity event substantially earlier than was previously anticipated.

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Greater Capital Markets Access: With the acquisition of Cole Holdings, CCPT III now has the opportunity not only to continue raising capital from retail distribution channels, but also to increase its access to institutional investors and related capital sources. In addition to the organic capital raising opportunities, CCPT III will be better positioned to seek other accretive opportunities once a listing on the NYSE has occurred. And with the ability to offer multiple investment vehicles (e.g. listed shares, non-listed offerings), CCPT III will appeal to a broad range of current and potential investors.

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New Fee Income: CCPT III will benefit from its new income stream of fees earned by Cole Holdings from the management of other real estate vehicles, including Cole Credit Property Trust IV, Inc., Cole Corporate Income Trust, Inc. and Cole Real Estate Income Strategy (Daily NAV), Inc.

•	Elimination of Management Fee Expense: CCPT III will benefit from cost savings resulting from the elimination of its external management fees.

CCPT III is seeking stockholder approval to amend its charter to eliminate provisions applicable to non-listed companies and to more closely reflect the charters of its publicly traded peers at its annual meeting to be held in June 2013. CCPT III intends to list its common shares on the NYSE promptly after the charter is amended.

Cole Real Estate Investments 2325 E. Camelback Road, Suite 1100 Phoenix, Arizona 85016

Advisors

Goldman, Sachs & Co. and Lazard served as financial advisors, and Wachtell, Lipton, Rosen & Katz and Venable LLP served as legal advisors to the special committee of the board of directors of CCPT III. Morris, Manning & Martin, LLP served as legal advisor to CCPT III.

Moelis & Company served as exclusive financial advisor and Sullivan & Cromwell LLP served as legal advisor to Cole Holdings.

About Cole Credit Properties Trust III, Inc.

Cole Credit Property Trust III, Inc. is a real estate investment trust that owns and operates a diversified portfolio of core commercial real estate investments primarily consisting of approximately 1,000 necessity retail, office and industrial properties located throughout the United States. CCPT III’s portfolio comprises more than 40 million square feet of rentable space located in 47 states, including properties owned through consolidated joint venture arrangements. As of December 31, 2012, the rentable space at these properties was 99% leased.

Additional Information and Where to Find It

This release may be deemed to be solicitation material in respect of the charter amendments to be presented to CCPT III’s stockholders for consideration at the 2013 annual stockholders’ meeting of CCPT III. CCPT III filed a preliminary proxy statement with the SEC and expects to file a definitive proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to receive the definitive proxy statement and other relevant documents free of charge at the SEC’s web site at www.sec.gov or by directing a written request to CCPT III at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, Attention: Investor Relations.

Forward-Looking Statements

Certain statements contained in this release may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding CCPT III’s ability to successfully list on the NYSE and the expected EBITDA contribution from the transaction, as well as certain expected financial results. We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about CCPT III’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially

Cole Real Estate Investments 2325 E. Camelback Road, Suite 1100 Phoenix, Arizona 85016

from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of CCPT III’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. CCPT III makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this release, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Participants in Solicitation

CCPT III and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of CCPT III. Information regarding the interests of CCPT III’s directors and executive officers in the proxy solicitation will be included in CCPT III’s definitive proxy statement.

Contacts for Cole Credit Property Trust III, Inc.

Meaghan Repko / Nick Lamplough

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Contacts for Cole Holdings Corporation

Paul Caminiti / Brooke Gordon

Sard Verbinnen & Co

(212) 687-8080

Tom Nolan

Great Ink Communications

(212) 741-2977

tom@greatink.com

John Bacon

Cole Holdings Corporation

VP, Marketing

(602) 778-6057

jbacon@colecapital.com